CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lexington Energy Services Inc. (the "Company") on Form 10-Q for the period ended  February 29, 2008 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I, Kelly Warrack, Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C.  section 1350, as adopted  pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities  Exchange Act of 1934; and (2) The  information  contained in the Report fairly presents,  in all material respects,  the financial  condition and result of operations of the Company.

                                               /s/ Kelly Warrack

                                               -------------------

                                               Kelly Warrack

                                               Chief Financial Officer

April 21, 2008